IPS New Frontier Fund 1998 Annual Report

Fellow Shareholders:

     We are pleased to present our first Annual Report from the Fund's inception August 3, 1998 to November 30, 1998. We hope you have had a chance to visit your Fund's Web site at http://www.ipsfunds.com. We update all performance statistics monthly and portfolio stocks daily. The Yahoo! Stocks button on the home page gives daily quotes, insider trading, news and analysis specifically on each company in your Fund. We've now been in existence for four months. Note from the graphic below that we have outperformed the Value Line Index by 7.53%, and the S&P 500 by 0.69% during the first four months of our existence. An important characteristic of New Frontier Fund that all investors should be aware of is the small number of stocks held. We expect to keep this number below 20 stocks. We intend to buy mostly companies in the high tech sector that we feel have been badly beaten up by clearly short-term factors, either in the overall stock market, the company's sector, or the company itself. We will also, however, buy any company in any industry sector we feel has high growth potential and is very undervalued. An example currently is the Fund's large position in unregulated electric power generation companies like Calpine. Despite beginning its existence at the start of the worst decline in this bull market, by our definition a bear market, the Fund is off to a good start. As of Dec. 31, the Fund's return is 16.1%, compared with 11.5% for the S&P 500.


[graphical chart appears here - $10,000 Investment at Inception 8/3/98] Figure 2. The data presented herein and below represent past performance
and are not a guarantee of future performance.   The value of your
shares may fluctuate and be worth more or less at redemption than their original cost.


Total Annual Return For:       IPS New Frontier         Value Line            S&P 500
                                    Fund              Arithmetic Index        Composite
4 months ended 11/30/98             5.00%                  -2.53%               4.31%

The total returns above include changes in the Fund's share price, plus reinvestment of any dividends (income) and capital gains (profits from the sale of a stock). The Value Line Arithmetic Index and the S&P
500 Composite have been adjusted to reflect total return with dividends reinvested.
                       RECENT NEWS OF INTEREST
                       -----------------------

     For those of you who like frequent updates on your FUND'S NAV, please be sure to call our after-hours and weekend/holidays number at 423-544-1842. We also update the NAV daily on our website, with additional performance and sector allocation information that is updated at least monthly. If you click on the title of any investment sector, you will also see a list of all companies owned in that sector. This list is updated daily, so that you will always know what companies you own. The blue YAHOO! QUOTES button on the web site main page is configured to provide extensive information to you for each stock owned in the Fund. Fund assets as of 11/30/98 were $607,304, and are just under $700,000 as of Dec. 31. We welcome your feedback, and any suggestions you may have for additions to your Fund's website.

------------------------------------------------       MANAGEMENT'S DISCUSSION & ANALYSIS
|    Table 1:  Breakdown by Market Cap         |       ----------------------------------
|                November 30, 1998             |
|                                              |    CLASSIFICATION BY MARKET CAPITALIZATION.
|      Sector             Number      Percent  |
|                                              |
|1.   Large Caps (>$10b)      4       28.5%    |    Table 1 presents the Fund's makeup
|2.   Mid Caps                7       50.0%    |    by market capitalization as of
|3.   Small Caps (<$1b)       3       21.5%    |    11/30/98. 71.5% of the fund is composed
|                                              |    of mid- and small-cap companies.
|     Total                  14      100.0%    |    (Market capitalization is price per
|                                              |    share times number of shares
|Median Market Capitalization:         $1.9b   |    outstanding, one good measure of a
 ----------------------------------------------     company's size.) We feel that median
                                                    market cap is a better measure of the
                                                    type of fund you own than is average
market cap. The reason is that average market cap is strongly biased by single, large outliers like Enron Corp. (ENE.O).

     The the Fund's portfolio makes it primarily a mid-cap, technology value fund. One of the consequences of a fund like New Frontier is that, by focusing on stocks that drop in value a lot, it is by definition buying volatile companies, and these tend to be smaller companies in immature, high growth sectors, a characteristic of the Fund we do not expect to change at present. Even the largest capitalization company, Enron, is only about $19 billion in market cap, so that represents the upper range of size. The smallest company is Calpine, at a little over $500 million. Thus, the Fund's portfolio is fairly evenly spread from mid-sized small-caps to smaller large-cap stocks. While the Fund has no objectives defined by size, and can and will buy companies of any size, we see no immediate reason to expect the market cap distribution to change much from the current profile.

-----------------------------------------------------------------------
|                  [FIGURE 2 APPEARS HERE, a graphical chart,          |
|     however, the representative numbers are stated below as follows: |
|                                                                      |
|                    Quarter Returns IPS New Frontier Fund             |
|                     vs. Value Line Arithmetic Composit               |
|                                                                      |
|                         IPS New Frontier      Value Line             |
|                          Fund Quarterly        Quarterly             |
|                              Returns             Returns             |
|                                                                      |
|         9/98                -1.92%               -16.23%             |
|        12/98                20.67%                19.80%             |
-----------------------------------------------------------------------

Figure  2.   Volatility of returns relative to Value Line Arithmetic
             Composite.

VOLATILITY OF RETURNS


     In order to gain a better perspective on your Fund's return and risk characteristics, review Figure 2, at right. Note that, so far, the Fund has been less volatile on the downside than the Value Line
Arithmetic Composite Index (VLAC). There are two reasons. First, the
Fund started out with a large cash position, since the market was falling, as we saw no reason to begin investing until it was done.
This is a one-time benefit you should not expect to be repeated. The
Fund will be more volatile during market declines in the future because we will enter them in a more fully-invested position.

     The other reason is that we are buying stocks that have typically dropped, in most cases, by 30% to 75%. We bought National
Semiconductor, for instance, at $9 per share, after it had fallen from a high of around $40. If we can pick stocks this way successfully, we should experience less volatility on the downside, simply because we are buying them after they have fallen so much.

                                   Page 2

--------------------------------------------      TURNOVER
|                Table 2                    |
|                -------                    |          There are some characteristics of value investing, however, that
|                                           |     you should understand. When we buy undervalued companies, and they
|Industry Sector             Position (%)   |     recover to fair value or greater, we can't just sit on them. If we do,
|                              11/30/98     |     we will have a portfolio no different than any other growth fund, and
|----------------------------------------   |     just as risky on the downside.  As a result, we plan to sell those
|Cash                            28.9%      |     stocks that have recovered to what we feel is a reasonable value, and
|Financial & Brokerage            5.5%      |     reinvest the proceeds in other undervalued companies. This should
|Electronic Commerce              6.0%      |     maintain a portfolio of companies with less than average downside
|Natural Gas Utilities (new)     21.8%      |     risk, and good upside recovery potential. The cost of this strategy is
|Internet Service Providers       2.2%      |     that the Fund will have a fairly high turnover ratio, and will not
|Medical Services                 4.9%      |     attempt to manage capital gains by selling off losing positions at the
|Semi-Conductors                  8.1%      |     end of the year to cancel out capital gains.
|Software                        12.8%      |
|Telecommunications               9.7%      |
|----------------------------------------   |     ANALYSIS OF PORTFOLIO SECTORS
|Total                           99.9%      |
|                                           |          Note that we have invested a relatively large portion of your
|Note: Large changes are bolded.            |     Fund in Natural Gas Utilities. It has been a good bet, as the sector
--------------------------------------------      accounts for 46.8% of the Fund's gains so far. This is consistent with the Fund's investment strategy, and reflects our view that the natural gas power generators and distributors are badly undervalued as a result of deregulation in the electric utility industry.

     Our investments in the Financial & Brokerage sector reflect a steep drop during the short bear market last summer in regional banks. These banks dropped along with the large money center banks like CitiBank and Chase, in response to potential losses from the Asia crisis. Since they have no exposure to those problems, we felt this offered an opportunity to benefit from a short-term decline unrelated to fundamentals.

     A similar severe, but clearly short-term, correction in the semi-conductor industry badly trashed virtually all companies in that sector. In the Telecommunications sector, deregulation and rapid build-out of new, Internet-based telecom companies have created the potential for adding new value for unregulated companies, much like is happening with deregulation in the electric power sector. We hope these examples of how we are investing for the Fund help you understand better our approach to value in the high tech and deregulated sectors of the U.S. economy.

COMMENTS ON GENERAL INVESTMENT STRATEGY

     IPS New Frontier Fund is a non-diversified stock mutual fund. This means that we can put up to 50% of fund assets in as few as two companies. It helps to picture the Fund as two separate pools of money. The first pool is 50% of the Fund, and just like any other diversified fund - no more than 5% of assets can be invested in any single company. The second pool allows us to invest all the money in that part of the fund (the other 50% of assets) in as few as two companies, because the limit is no more than 25% in any single company. We haven't done that so far, but we have that ability if we feel strongly enough about an undervalued company. While this introduces an element of greater risk than that of diversified funds, we hope to offset that risk by investing in stocks of companies that have fallen drastically due to short term problems or concerns.

     As a general approach, we think our economy is going through a fundamental technological revolution, similar to what occured following the invention of the printing press, agriculture, or the steam engine. Such new technologies are inherently more volatile than more mature sectors of the stock market. The reason is simple. There is a high level of uncertainty about how rapidly such companies will grow, and what their opportunities are. Uncertainty is always accompanied by greater than normal volatility. For a fund like New Frontier that depends on volatility to produce large, temporarily undervalued situations, should see more opportunities to profit from undervalued stocks than has been the case historically. We will do our best to be sure you do not miss these opportunities. Thank you again for your confidence in IPS New Frontier Fund.


Robert Loest, Ph.D., CFA           Gregory A. D'Amico
Senior Portfolio Manager           President


================================================================

     THIS ANNUAL REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS UNLESS IT IS PROCEEDED OR ACCOMPANIED BY A
PROFILE OR A PROSPECTUS FOR IPS NEW FRONTIER FUND.

=================================================================

                           FINANCIAL STATEMENTS
                                 (Audited)

                         IPS NEW FRONTIER FUND



                  Statement of Assets and Liabilities
                 For the 4 months ended Nov. 30, 1998



Assets:
Investments in securities, at value -
 identified cost $564,939.25            $605,864

Cash                                         .89
Accrued income
  Sales of fund shares                         0
  Security sales                               0
  Dividends                                  250
  Interest                                   647
Other assets                                   0
                                        --------
Total assets                                      606,762

Liabilities:
 Accrued expenses                            668
                                        --------
Total liabilities                                     668
                                                  -------
Net Assets on May 31, 1998
Equivalent to $12.60 per share based on
48,109.991 shares of capital stock
outstanding                                      $606,094
                                                 ========


                      Statement of Operations
             For the 4 months ended Nov. 30, 1998



Investment Income:
Income
   Dividend income                                   $812
   Interest                                2,386
                                        --------
Total income                                        3,198
Expenses:
   Management fees                         2,067
                                        --------
Total expense                                       2,067
                                                  -------

Net investment income                               1,131
                                                  -------

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:

   Net realized gain on investments      (18,829)
   Change in unrealized appreciation
   of investments for the year            40,925
                                        --------
   Net gain (loss) on investments                  22,096
                                                  -------
Net Increase in Net Assets
     Resulting from Operations                    $23,227
                                                  =======
                FINANCIAL STATEMENTS
                      (Audited)

              IPS NEW FRONTIER FUND



         Statement of Changes in Net Assets
        For the 4 months ended Nov. 30, 1998



                                  Year ended

 INCREASE (DECREASE) IN NET         1998
 ASSETS FROM OPERATIONS:

 Investment income-net            $  1,131

 Net realized gain on              (18,829)
 investments

 CHANGE IN UNREALIZED               40,925
 APPRECIATION                     --------

 Net increase in net assets         23,227
 resulting from operations

 DISTRIBUTIONS TO SHAREHOLDERS
 FROM:

 Investment income-net                   0

 Realized gains                          0
                                   -------
 Net decrease in net assets due          0
 to distributions to shareholders

 CAPITAL SHARE TRANSACTIONS:

 Issued-regular                    585,868

 Issued-in lieu of cash                  0
 distributions

 Redeemed - regular                ( 3,000)
                                  --------

 INCREASE IN NET ASSETS DUE        582,868
 TO CAPITAL SHARE TRANSACTIONS

 INCREASE IN NET ASSETS            606,094

 NET ASSETS
       Beginning of year                 0
       End of period              $606,094
                                  ========

                         IPS NEW FRONTIER FUND

                     Notes to Financial Statements
                  Four Months Ended November 30, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The company is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The company began selling shares and making investments on August 3, 1998. The Fund provides investment management and advisory services for its shareholders, which include individuals, qualified plans and trust accounts located in the United States.

Security valuation - Investments in securities traded on a national
------------------
securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value.

Federal income taxes - The Fund's policy is to comply with the
--------------------
requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

As of November 30, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $40,925. The cost of portfolio securities for book and federal income tax purposes was $564,939.25.

Distributions to shareholders - Dividends to shareholders are recorded
-----------------------------
on the ex-dividend date.

Other - The Fund follows industry practice and records security
-----
transactions on the trade date for performance calculations and the trade date plus one for fund accounting. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Use of estimates in the preparation of financial statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - DISTRIBUTIONS TO SHAREHOLDERS

As of November 30, 1998 there have been no distributions.

NOTE 4 - CAPITAL SHARE TRANSACTIONS

As of November 30, 1998, there were an unlimited number of shares of no par value capital stock authorized and capital paid in aggregated $582,868.
Transactions in capital stock for the period 8/3/98 through 11/30/98 were as follows:

                                                   Shares              Amount

                                                     1998               1998

Shares sold                                         48,349            $585,868
Share issued in reinvestment
  of Dividends                                           0                   0
                                                   -------            --------
     Total                                          48,349            $585,868
 Shares redeemed                                       239               3,000
                                                   -------            --------
Net increase                                        48,110            $582,868

NOTE 5 - INVESTMENT TRANSACTIONS

The Fund made purchases of investment securities (excluding short-term securities) of $453,774, during the period August 3, 1998 through November 30, 1998; there were no investment transactions involving U.S. Government obligations.

As of November 30, 1998 the unrealized appreciation of securities was $40,925; there are no accumulated undistributed net realized gains on investment transactions.

NOTE 6 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
         AFFILIATES

The Fund pays advisory fees for investment management and advisory services under a management agreement with IPS Advisory, Inc.(the Advisor). Under the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,000 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,000.

Certain officers and trustees of the Fund are also officers and directors of the investment advisor.

                  Four Months Ended November 30, 1998

Securities Service Network, Inc. (SSNI), the Fund's underwriter, has received no income from sales commissions earned on sales of the Fund shares, since it is a no-load fund. Mr. D'Amico and Mr. Loest are registered representatives of SSNI.

All securities trades for the Fund have been made through SSNI. Mr. D'Amico and Mr. Loest, as registered representatives of SSNI and received benefits from securities trading commissions paid by the Fund to SSNI.

NOTE 7 - PORTFOLIO MANAGER INVESTMENT DISCLOSURE

IPS New Frontier Fund prohibits its portfolio manager from trading in individual stocks. All of the invested assets of portfolio manager Robert Loest, as well as his immediate family, are invested in the IPS Funds family.

                      IPS NEW FRONTIER FUND


          Financial Highlights, Selected Per Share Data and Ratios




                                                            For the period ended
                                                            Nov. 30, 1998
                                                            --------------------

                                                            Per share data:

NET ASSET VALUE:
     Beginning of period                                          $12.000

INCOME FROM INVESTMENT OPERATIONS
Net Investment income                                               0.029
Net realized and unrealized gain
    (loss) on investments                                           0.571
                                                                  -------

          TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            0.600

LESS DISTRIBUTIONS:

Dividends from net investment income                                0.000
Dividends from net realized gains on investments                   (0.000)
                                                                  -------

Total distributions                                                $0.000

NET ASSET VALUE:
     End of period                                                12.6000
                                                                  =======

     Total return  (annualized)                                   16.143%

RATIOS:
     Net assets, end of period (thousands)                    $606,094.250
     Ratio of expenses to average net assets                          1.39%
     Ratio of net income to average net assets                         .76%
     Portfolio turnover rate                                         15.48%
     Average commissions per share                                $0.07959


See notes to financial statements.

                                                              IPS New Frontier Fund
                                                     Investment Portfolio November 30, 1998

=========================================================================================================================
                                                   Shares or                 Market           Percent of       Sector
EQUITY SECURITIES:                                 Principal Amount          Value            Net Assets       Weighting
=========================================================================================================================
Banking & Brokerage                                                                                              5.5%
-------------------                                                                                              ----
   National Commerce Bancorp                        1,000                   $15,500             2.6%
   Medallion Financial                              1,000                   $18,125             3.0%

Electronic Commerce                                                                                              6.0%
-------------------                                                                                              ----
  Sterling Commerce                                 1,000                   $36,250             6.0%

Electric & Gas  Utilities                                                                                       21.8%
-------------------------                                                                                       -----
  CalEnergy                                         1,000                   $31.375              5.2%
  Calpine                                           2,000                   $48,000              7.9%
  Enron Corp.                                       1,000                   $52,750              8.7%

Internet Service Providers                                                                                       2.2%
--------------------------                                                                                      -----
  Verio, Inc.                                         700                   $13,300               2.2%

Medical Services                                                                                                 4.9%
----------------                                                                                                -----
  HBO & Company                                     1,200                   $29,925               4.9%

Semi-Conductor Technology                                                                                        8.1%
-------------------------                                                                                       -----
  Analog Devices                                    1,000                   $20,438                3.4%
  National Semiconductor                            2,000                   $28,375                4.7%

Software                                                                                                        12.8%
--------                                                                                                        -----
  Computer Associates, Inc.                         1,200                   $52,950                 8.7%
  i2                                                1,000                   $24,750                 4.1%

Telecommunications (Service & Euipment)                                                                          9.8%
---------------------------------------
  QWEST Communications                                800                    $32,000                5.3%
  Uniphase                                            500                    $27,094                4.5%

Other Assets                                                                                                     0.0%
------------                                                                                                     ----
  Receivables Minus Payables                                                 $230                   0.0%

Money Market Funds                                                                                              28.9%
------------------                                                                                              -----
  Riverfront U.S. Govt Securities Fund            175,033                    $175,033               28.9%
=====================================================================================================================

  TOTAL ASSETS:                                   190,433                    $606,094                           100.0%

          REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Shareholders and the Board of Trustees
IPS Funds
IPS New Frontier Fund
Knoxville, Tennessee

We have audited the accompanying statement of assets and liabilities of IPS New Frontier Fund, including the schedule for investments in securities, as of November 30, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from inception (August 3, 1998) through November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IPS New Frontier Fund as of November 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the initial period then ended, in conformity with generally accepted accounting principles.





Knoxville, Tennessee
January 19, 1999